Supplement dated August 23, 2017 to the following:

Premier Accumulation Life® Prospectus dated May 1, 2007 as supplemented
Accumulation Life® Prospectus dated April 30, 1998 as supplemented

Effective September 1, 2017, the investment objective for the Pioneer Bond VCT Portfolio will change. Accordingly, the disclosure for the investment objective of Pioneer Bond VCT Portfolio is replaced with the following:

The portfolio seeks current income and total return.